UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2021
Ciner Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
First Amendment to Credit Facility
In connection with the CoC Transaction (as defined in Item 5.01 below), on December 17, 2021, Ciner Wyoming LLC (“Ciner Wyoming”) entered into the First Amendment (“First Amendment”) to its $225.0 million senior secured revolving credit facility, dated as of October 28, 2021 (as amended, the “Credit Facility”), with each of the lenders listed on the respective signature pages thereof and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer. Pursuant to the First Amendment, the definition of “Change of Control” under the Credit Facility was revised to reflect that the updated indirect ownership of Ciner Resources LP (the “Partnership”) and Ciner Resource Partners LLC (the “General Partner”) as contemplated by the CoC Transaction will not cause a Change of Control under the Credit Facility so long as the CoC Transaction occurs prior to March 31, 2022.
Second Secured Note
On December 17, 2021, Ciner Wyoming entered into an Equipment Security Note Number 002, dated as of December 17, 2021 (the “Second Secured Note”), with Banc of America Leasing & Capital, LLC, as lender (the “Equipment Financing Lender”), which, along with a Master Loan and Security Agreement, dated as of March 25, 2020 (as amended, the “Master Agreement”) and an Equipment Security Note Number 001, dated as of March 25, 2020 (the “Initial Secured Note”), provides the terms and conditions for the debt financing of certain equipment related to Ciner Wyoming’s operations. The Second Secured Note incorporates the terms and conditions of the Master Agreement, as amended. Among other things, the Second Secured Note:
•has a principal amount of $29,000,000;
•has a maturity date of December 17, 2026;
•shall be payable by Ciner Wyoming to the Equipment Financing Lender in 60 consecutive monthly installments of principal and interest commencing on January 17, 2022 and continuing thereafter until the maturity date of the Second Secured Note, which shall be in the amount of approximately $513,660 for each monthly installment; and
•entitles Ciner Wyoming to prepay all (but not less than all) of the outstanding principal balance of the Second Secured Note (together with all accrued interest and other charges and amounts owed thereunder) at any time after one (1) year from the date of the Second Secured Note, subject to Ciner Wyoming paying to the Equipment Financing Lender an additional prepayment amount determined by the amount of principal balance prepaid and the date such prepayment is made; and
•upon the occurrence of full payoff of Initial Secured Note dated as of March 25, 2020 under the Master Agreement, Ciner Wyoming shall simultaneously pay, in full, the outstanding amount of this Second Secured Note.
First Amendment to Initial Secured Note
In addition, in connection with entering into the Second Secured Note, on December 17, 2021, Ciner Wyoming and the Equipment Financing Lender entered into Amendment Number 001 to the Initial Secured Note (“First Amendment to the Initial Secured Note”). The First Amendment to the Initial Secured Note, provides among other things: (i) upon the occurrence of an early full payoff of the Second Secured Note, Ciner Wyoming shall simultaneously pay, in full the outstanding amount of the Initial Secured Note and (ii) Ciner Wyoming grants to Equipment Financing Lender a security interest in all collateral securing the Second Secured Note to secure Ciner Wyoming’s obligations under the Initial Secured Note.
The foregoing summaries of the material terms and conditions of the First Amendment, the Second Secured Note and the First Amendment to the Initial Secured Note do not purport to be complete and are subject to, and qualified in their entirety by, reference to the complete text of the First Amendment, the Second Secured Note and the First Amendment to the Initial Secured Note, which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 5.01    Changes in Control of the Registrant.

As previously disclosed, on November 20, 2021, Ciner Enterprises Inc. (“Ciner Enterprises”), the indirect owner of approximately 74% of the common units in the Partnership and 100% of the General Partner, announced that Ciner Enterprises entered into a definitive agreement (the “Purchase Agreement”) with Sisecam Chemicals USA Inc. (“Sisecam USA”), an indirect subsidiary of Turkiye Sise ve Cam Fabrikalari A.S (“Sisecam Parent”). Pursuant to the Purchase Agreement, among other things:
•Ciner Enterprises agreed to convert Ciner Resources Corporation into Sisecam Chemicals Resources LLC, a Delaware limited liability company (“New Resources”), and to convert Ciner Wyoming Holding Co., a direct subsidiary of New Resources, into a Delaware limited liability company (“New Wyoming”), with New Wyoming in turn then directly owning approximately 74% of the common units in the Partnership and 100% of the General Partner (collectively, the “Reorganization Transactions”);
•subsequent to the Reorganization Transactions, Ciner Enterprises agreed to sell to Sisecam USA, and Sisecam USA agreed to purchase, 60% of the outstanding units of New Resources owned by Ciner Enterprises for a purchase price of $300 million (the “New Resources Sale”); and
•at the closing of the New Resources Sale, New Resources, Ciner Enterprises and Sisecam USA would enter into a unitholders and operating agreement (the “New Resources Operating Agreement”) (collectively such transactions, the “CoC Transaction”).
Effective as of December 21, 2021 (the “Closing Date”), (i) the New Resources Sale was consummated, and as a result, Sisecam USA owned 60% of the outstanding units in New Resources and Ciner Enterprises owned 40% of the outstanding units in New Resources, and (ii) each of New Resources, Ciner Enterprises and Sisecam USA entered into the New Resources Operating Agreement.
Pursuant to the terms of the New Resources Operating Agreement, Sisecam USA and Ciner Enterprises have a right to designate six directors and four directors, respectively, to the board of directors of New Resources. In addition, the New Resources Operating Agreement provides that (i) the board of directors of the General Partner (the “MLP Board”) shall consist of six designees from Sisecam USA, two designees from Ciner Enterprises and three independent directors for as long as the General Partner is legally required to appoint such independent directors and (ii) the Partnership’s right to appoint four managers to the board of managers of Ciner Wyoming (the “Wyoming Board”) shall be comprised of three designees from Sisecam USA and one designee from Ciner Enterprises. Each of Sisecam USA and Ciner Enterprises shall vote all units over which such unitholder has voting control in New Resources to elect to the board of directors any individual designated by Sisecam USA and Ciner Enterprises. The New Resources Operating Agreement also requires the board of directors of New Resources to unanimously approve certain actions and commitments, including without limitation take any action that would have an adverse effect on the master limited partnership status of the Partnership or any of its subsidiaries. As a result of Sisecam USA’s and Ciner Enterprise’s respective interests in New Resources and their respective rights under the New Resources Operation Agreement, each of Ciner Enterprises and Sisecam USA and their respective beneficial owners may be deemed to share beneficial ownership of the approximate 2% general partner interest in the Partnership and approximately 74% of the common units in the Partnership owned directly by New Wyoming and indirectly by New Resources as parent entity of New Wyoming.
Sisecam USA obtained the funds to effect the CoC Transaction by utilizing its and Sisecam Parent’s cash reserves.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective as of the Closing Date, in connection with the CoC Transaction, (i) Messrs. Atilla Ciner, Gursel Usta, Ahmet Tohma and Matthew Mead (collectively, the “Resigning Directors”) resigned from the MLP Board and (ii) Messrs. Huseyin Kuscu, Mustafa Gorkem Elverici, Tahsin Burhan Ergene, Abdullah Kilinc, and Gokhan Guralp, Ms. Hande Eroz and Ms. Selma Oner (collectively, the “Newly Appointed Directors”) were each appointed to the MLP Board as Sisecam’s designees, except for Mr. Huseyin Kuscu who was a Ciner designee, to serve until the earlier of his or her respective removal, death or resignation in accordance with the provisions of the Amended and Restated LLC Agreement of the General Partner, as amended (the “GP LLC Agreement”) and the New Resources Operating Agreement. Mr. Kuscu’s compensation allocated to the Partnership included nil in 2020 and $280,500 in 2021.
There were no disagreements between any of the Resigning Directors and the General Partner, the Partnership or any officer or director of the General Partner which led to the Resigning Directors’ decisions to resign from the MLP Board.
None of the Newly Appointed Directors are independent directors and, as a result, they will not participate in the General Partner’s compensation program for non-employee directors, described on page 131 of the Partnership’s annual report on Form 10-K for the year ended December 31, 2020, filed on March 16, 2021. Each of the Newly Appointed Directors, however, will be indemnified by the General Partner pursuant to the GP LLC Agreement and by the Partnership pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”), for actions associated with being a director to the fullest extent permitted under Delaware law.
There is no arrangement or understanding between the Newly Appointed Directors and any other person pursuant to which the Newly Appointed Directors were each selected to serve as a director of the General Partner that are not described above. Neither the Partnership nor the MLP Board is aware of transactions in which any of the Newly Appointed Directors has an interest that would require disclosure pursuant to Item 404(a) of Regulation S-K except as described herein. None of the Newly Appointed Directors have been appointed, or are currently expected to be appointed to any committee of the MLP Board.
Item 7.01    Regulation FD.
On December 22, 2021, Ciner Enterprises issued a press release announcing the closing of the CoC Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.
This Form 8-K and related Exhibit 99.1 attached hereto contain forward-looking statements. Statements other than statements of historical facts included in this Form 8-K and related Exhibit 99.1 attached hereto that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include all statements that are not historical facts and in some cases may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “seek,” “anticipate,” “estimate,” “predict,” “forecast,” “project,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, any of these forward-looking statements are described in the sections entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors”, contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by subsequent reports filed with the United States Securities and Exchange Commission. All forward-looking statements included in this Form 8-K and related Exhibit 99.1 attached hereto are expressly qualified in their entirety by such cautionary statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Unless required by law, the Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after this Form 8-K. All forward-looking statements speak only as of the date made.
Item 9.01    Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
10.1
First Amendment to Credit Agreement, dated as of December 17, 2021, by and among Ciner Wyoming LLC, the lenders listed on the respective signature pages thereof and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

10.2	Equipment Security Note Number 002, dated as of December 17, 2021, by and between Ciner Wyoming LLC, as borrower, and Banc of America Leasing & Capital, LLC, as lender.
10.3	Amendment No. 001, dated as of December 17, 2021, to Equipment Security Note Number 001, dated as of March 25, 2020, by and between Ciner Wyoming LLC, as borrower, and Banc of America Leasing & Capital, LLC, as lender.
99.1	Press Release of Ciner Enterprises Inc., dated December 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: December 22, 2021

CINER RESOURCES LP

By:	Ciner Resource Partners LLC, its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the registrant’s General Partner